SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   AUGUST 17, 1998

                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      DELAWARE            333-22327             75-2655744
      --------            ---------             ----------
      (STATE OR OTHER     (COMMISSION FILE      (IRS EMPLOYER IDENTIFICATION
      JURISDICTION OF     NUMBER)               NUMBER)
      INCORPORATION)


            225 E. JOHN CARPENTER FREEWAY,   IRVING TEXAS 75062-2731

         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)
         ----------------------------------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5026
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.                   OTHER  EVENTS
                           -------------

	THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING JULY 31, 1998.

	CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF JANUARY 31, 1996 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON APRIL 5, 1996.

ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
                  --------------------------------------------------------------
			EXHIBITS.
			---------

(C)     EXHIBITS

EXHIBIT  NO.
   19.1          CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
                                   (REGISTRANT)




BY:     NATIONSCREDIT  COMMERCIAL  CORPORATION  OF  AMERICA,  AS  SERVICER  OF
NATIONSCREDIT  GRANTOR  TRUST  1996-1


DATE:  AUGUST  17,  1998                BY:  /S/  SUZANNE  CASTLEBERRY
                                            --------------------------
                                        NAME:  SUZANNE  CASTLEBERRY
                                        TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT  NUMBER                    DESCRIPTION
---------------                    -----------

     19.1                    CERTIFICATEHOLDERS  STATEMENTS

[TYPE]   EX-99


EXHIBIT  19.1
                                        STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"),  NationsCredit Corporation of America (as "Servicer") and Bankers
Trust  Company  (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.




Month                                                                                          Aug-98
Collection Period                                                                                   01-Jul-98
Determination Date                                                                                  11-Aug-98
Deposit Date                                                                                        14-Aug-98
Distribution Date                                                                                   17-Aug-98

POOL BALANCE
             Pool Balance on the close of the last day of the Collection Period (Record Date)  105,029,691.89
             Pool Factor                                                                             47.05756%
             Ending Pool Balance (per $1,000 certificate)                                              470.58
             Liquidation Proceeds                                                                  174,908.38
             Purchase Amounts                                                                               -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment                                                                    2.37
             Carry-Over Monthly Interest Payment                                                            -
             Total Interest Payment                                                                      2.37

             Principal Payments:
             Monthly Principal Payment                                                                  16.30
             Carry-Over Monthly Principal Payment                                                           -
             Total Principal Payment                                                                    16.30

             Servicing Fee:
             Servicing Fee                                                                               0.30
             Carry-Over Monthly Servicing Fee                                                               -
             Total Servicing Fee                                                                         0.30

SURETY BOND
             Surety Bond Amount for the current Distribution Date                               27,166,680.28
             Surety Bond Amount as a % of the Pool Balance                                           25.86571%




                                      MONTHLY SERVICERS CERTIFICATE
                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"),  NationsCredit  Corporation  of  America (as "Servicer") and
Bankers  Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information  with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.



Month                                                                                     Aug-98
Collection Period                                                                               1-Jul-98
Determination Date                                                                             11-Aug-98
Deposit Date                                                                                   14-Aug-98
Distribution Date                                                                              17-Aug-98

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period    108,666,721.11
          Principal Collections                                                             3,277,986.68
          Purchase Amounts Allocable to Principal                                                      -
          Defaulted Receivables                                                               359,042.54
          Pool Balance on the close of the last day of the Collection Period              105,029,691.89

          Original Pool Balance                                                           223,194,105.12

          Pool Factor                                                                           47.05756%

          Preference Amounts                                                                           -

          Certificate Pass-Through Rate                                                             5.85%
          Servicing Fee Rate                                                                        0.75%

AVAILABLE INTEREST
          Collections allocable to interest                                                   998,377.67
          Liquidation Proceeds                                                                174,908.38
          Purchase Amounts allocable to interest                                                       -
          Total Interest                                                                    1,173,286.05

AVAILABLE PRINCIPAL
          Collections allocable to principal                                                3,277,986.68
          Purchase Amounts allocable to principal                                                      -
          Total Principal                                                                   3,277,986.68

AVAILABLE FUNDS
          Collections allocable to interest                                                   998,377.67
          Liquidation Proceeds                                                                174,908.38
          Purchase Amounts allocable to interest                                                       -
          Collections allocable to principal                                                3,277,986.68
          Purchase Amounts allocable to principal                                                      -
          Total Available Funds                                                             4,451,272.73

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest                                             1,173,286.05
          Available Funds allocable to principal                                            3,277,986.68
          Reserve Account Interest Withdrawal                                                          -
          Surety Interest Drawing                                                                      -
          Reserve Account Preference Withdrawal                                                        -
          Surety Preference Withdrawal                                                                 -
          Reserve Account Principal Withdrawal                                                         -
          Surety Principal Drawing                                                                     -
          Total Deposit to the Certificate Account                                          4,451,272.73

INTEREST PAYMENT
          Monthly Interest Payment                                                            529,750.27
          Carry-Over Monthly Interest                                                                  -
          Total                                                                               529,750.27

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                         3,637,029.22
          Carry-Over Monthly Principal                                                                 -
          Total                                                                             3,637,029.22

SERVICING FEE
          Servicing Fee                                                                        67,916.70
          Carry-Over Monthly Servicing Fee                                                             -
          Total                                                                                67,916.70

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions                                                              529,750.27
          Principal distribution                                                            3,637,029.22
          Preference Amounts
          Servicing Fee distribution                                                           67,916.70
          Distributions to the Surety Bond Provider                                            10,866.67
          Distributions to the Reserve Account                                                         -
          Distributions to the Seller                                                         205,709.87

          Carry-Over Monthly Interest to the next Distribution Date                                    -
          Carry-Over Monthly Principal to the next Distributions Date                                  -
          Carry-Over Monthly Servicing Fee to the next Distribution Date                               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period          5,579,852.63
          Earnings from investments on the Reserve Account                                     25,050.26
          Reserve Account Interest Withdrawal                                                          -
          Reserve Account Preference Withdrawal                                                        -
          Reserve Account Principal Withdrawal                                                         -
          Deposits to the Reserve Account                                                              -
          Reserve Account Balance                                                           5,604,902.89
          Distributions of any excess amounts on deposit in the Reserve Account                25,050.26
          Ending Reserve Account Balance                                                    5,579,852.63
          Reserve Account Balance as a % of the Pool Balance                                        5.31%
          Specified Reserve Account Requirement                                             5,579,852.63
          Amount needed to fully fund Reserve Account                                                  -

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance)                            27,166,680.28
          Surety Bond amount on the previous Distribution Date                             28,146,746.75
          Payments made with respect Surety Principal Draws                                            -
          Payments received with respect to unreimbursed Surety Principal Draws                        -
          Surety Bond Amount for the current Distribution Date                             27,166,680.28


          Total Surety Interest Draws                                                                  -
          Total Surety Principal Draws                                                                 -
          Total Surety Preference Draws                                                                -
          Total Draws                                                                                  -
          Surety Bond Fee                                                                      10,866.67
          Total unreimbursed Surety Interest Draws                                                     -
          Total unreimbursed Surety Principal Draws                                                    -
          Total unreimbursed Surety Preference Draws                                                   -
          Amount Owed to Surety Bond Provider                                                  10,866.67
          Surety Bond Fee Paid                                                                 10,866.67
          Total payments for Surety Interest Draws                                                     -
          Total payments for  Surety Principal Draws                                                   -
          Total payments for  Surety Preference Draws                                                  -
          Payments made to the Surety Bond Provider                                            10,866.67
          Surety Bond Fee Outstanding                                                                  -
          Remaining unreimbursed Surety Interest Draws                                                 -
          Remaining unreimbursed Surety Principal Draws                                                -
          Remaining unreimbursed Surety Preference Draws                                               -
          Remaining Amounts Owed to the Surety Bond Provider                                           -

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                   184,134.16
          For the Current Collection Period                                                         2.07%
          For the preceding Collection Period                                                       2.49%
          For the second preceding Collection Period                                                1.65%
          Average Net Credit Loss Ratio                                                             2.07%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due                                                                     201
          60 to 89 days past due                                                                      57
          90 or more days past due                                                                    85
          Total                                                                                      343

          Principal Balance
          30 to 59 days past due                                                            2,261,600.25
          60 to 89 days past due                                                              405,303.18
          90 or more days past due                                                            837,472.14
          Total                                                                             3,504,375.57

          Delinquency Ratio
          For the current Collection Period                                                         3.34%
          For the preceding Collection Period                                                       3.34%
          For the second preceding Collection Period                                                3.60%
          Average Delinquency Ratio                                                                 3.43%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month       204,114.35
          Number of Contracts where Repossession Occurred in the Current Month                        18


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                  10.55%
          Weighted Average Original Term (months)                                                 123.00
          Weighted Average Remaining Term (months)                                                 85.55


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Collection Account                                           4,451,272.73
          Servicing Fee                                                                        67,916.70
          Interest allocable to the Seller's Certificate                                            0.25
          Principal amount allocable to the Seller's Certificate                                    1.71
          Wire Funds to the Surety Bond Provider                                               10,866.67
          Net Deposit to the Certificate Account - Excluding Amounts Due to Seller          4,372,487.39
          Wire Funds to the Certificateholders - Interest                                     529,750.02
          Wire Funds to the Certificateholders - Principal                                  3,637,027.51
          Deposit Funds into the Reserve Account                                                       -
          Wire Funds to NationsCredit                                                         205,709.87



Approved  by:        /s/  SUZANNE  CASTLEBERRY  ---------------------------  Suzanne  Castleberry  Vice
President

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]
August  17,  1998
BY  EDGAR
Securities  and  Exchange  Commission  Judiciary  Plaza  450  Fifth  Street, N.W. Washington, D.C.  20549

Re:   NationsCredit  Grantor  Trust  1996  -  1
Ladies  and  Gentlemen:
On  behalf  of NationsCredit Grantor Trust 1996 - 1 (the "Trust") filed herewith via EDGAR is the Trust's
Current  Report  on  Form  8-K.

Should  you  have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very  truly  yours,
/s/  SUZANNE CASTLEBERRY ------------------------------------------------------ Suzanne Castleberry  Vice
President